UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2026

Xometry, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40546	32-0415449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6116 Executive Blvd, Suite 800
North Bethesda, Maryland		20852
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (240) 252-1138

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	XMTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities.

On May 6, 2026, in connection with its entry into the Collaboration Agreement (as defined below), Xometry, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with Siemens Beteiligungen Inland GmbH (“SBI GmbH”), an affiliate of Siemens Industry Software Inc. (“Siemens”), pursuant to which the Company agreed to issue and sell 1,049,759 shares (the “Shares”) of the Company’s Class A common stock, par value $0.000001 per share (“Common Stock”), to SBI GmbH for an aggregate purchase price of approximately $50,000,000 in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The number of Shares of Common Stock to be issued and sold to SBI GmbH pursuant to the Purchase Agreement was based on the 20-day volume-weighted average price of the Common Stock for the period ending May 5, 2026. The issuance of the Shares is expected to occur on or about May 8, 2026, subject to customary closing conditions.

Item 7.01. Regulation FD Disclosure.

On May 6, 2026, the Company entered into a collaboration agreement (the “Collaboration Agreement”) with Siemens. Pursuant to the Collaboration Agreement, the Company and Siemens have agreed to establish a strategic partnership for the purpose of developing a software solution (the “Solution”) using the Company’s technology with the objective of integrating the Solution into Siemens’ design-to-manufacturing software ecosystem.

On May 7, 2026, the Company issued a press release announcing its partnership with Siemens. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Xometry, Inc. issued on May 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XOMETRY, INC.

Date:	May 8, 2026	By:	/s/ Randolph Altschuler
Randolph Altschuler Chief Executive Officer